UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22557

T. Rowe Price Floating Rate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Item 1. Report to Shareholders

Floating Rate Fund	November 30, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE FLOATING RATE FUND

HIGHLIGHTS

■	The Floating Rate Fund posted positive returns during the six months ended November 30, 2018, outperforming its Lipper peer group average and slightly lagging its benchmark, the S&P/LSTA Performing Loan Index.

■	Technical conditions were favorable during most of the period as demand outstripped supply, and the low default rate contributed to a constructive fundamental backdrop.
■	We reduced the portfolio’s BB rated loan exposure as the opportunity set shifted.
■	An upside to the recent market weakness is that dollar-price valuations have become more attractive.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets were challenging for both bond and stock investors in the six months ended November 30, 2018, the first half of your fund’s fiscal year. Longer-term Treasury yields rose through most of the period, providing a general headwind to fixed income returns. The prospect of higher interest rates also weighed on stock prices, and investors faced additional tests from deepening U.S.-China trade tensions, a strengthening U.S. dollar, and signs of slowing global growth.

The weak performance of most asset classes over the past six months stood in stark contrast to solid fundamentals, particularly in the U.S. Thanks in part to recent fiscal stimulus, U.S. gross domestic product expanded at an annualized rate of 4.2% in the second quarter of the year and 3.5% in the third—the best back-to-back performance in four years. Profit growth in the two quarters was even more impressive, with earnings for the S&P 500 as a whole rising at the fastest pace since the recovery from the financial crisis nearly a decade ago.

As usual, the robust economy presented a mixed blessing for bond investors. The strong economic data—including signs that wage gains were finally taking root—fostered a rise in longer-term interest rates and weighed on bond prices. (Bond prices and yields move in opposite directions.) The yield on the benchmark 10-year Treasury note jumped from 2.83% at the end of May to 3.25% in intraday trading on October 5—its highest level since the summer of 2011.

On the positive side, healthy economic conditions also helped solidify borrowers’ balance sheets, bolstering corporate bonds and other credit-sensitive issues. Riskier bonds also typically sport higher coupons, which helped insulate total returns from a decline in bond prices. Indeed, asset-backed securities and better-rated (B and Ba) high yield corporate bonds were among the few fixed income sectors to record gains during the period. Leveraged loans, which feature floating interest rates, were also positive.

Solid economic data paired with tame overall inflation allowed the Federal Reserve to stick to its path of gradually raising short-term interest rates, boosting returns for those seeking current income. The Fed raised the federal funds rate again in June and September and, as of this writing, appears likely to do so again in December. The Fed’s rate increases and the strong U.S. economy attracted assets from overseas, where interest rates in most developed economies generally remained near zero. As a result, most currencies fell against the dollar, weighing on returns for U.S. investors in foreign markets.

The jump in interest rates eventually spilled over into U.S. equity markets, helping push the S&P 500 Index back into its second correction (down over 10% from its highs) for the year in the month of October. Rising trade tensions with China and slowing growth in Europe and Asia also contributed to the turn in sentiment.

In fact, worries about the U.S. economy overheating and sparking inflation dissipated in November, as investors grew more concerned that global growth would slow significantly in 2019. Some late disappointing economic data, along with investors shifting assets from stocks to bonds, caused longer-term bond yields to fall back sharply. In just a few weeks, the yield on the 10-year Treasury note retraced more than half of its advance since May and ended November just above 3%.

While a slowdown in the U.S. economy and corporate profit growth seems all but inevitable in 2019, it seems premature to conclude that the current expansion is coming to an end. Late-cycle markets such as this one tend to create challenges but also dislocations that savvy investors can exploit. You can be confident that your fund’s manager is drawing on the firm’s in-depth research and fundamental analysis in seeking to find opportunities in the coming year.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Floating Rate Fund returned 1.04% in the six months ended November 30, 2018, outperforming its Lipper peer group average and slightly lagging its benchmark, the S&P/LSTA Performing Loan Index. (Results for the fund’s Advisor and I Class shares varied slightly, reflecting their different fee structures, asset flows, and other factors. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Floating rate loans generated positive returns in the past six months as steady economic growth and expectations for higher interest rates made the floating rate feature of loans more attractive. Technical conditions were favorable during most of the period as demand outstripped supply, and the low default rate contributed to a constructive fundamental backdrop.

Credit selection in the wireless communications and energy industries contributed to the fund’s relative performance. Within the wireless communications segment, loan-only issuer Asurion was a notable outperformer. Asurion is a mobile phone insurance provider that benefits from smartphone sales without depending on the execution of one specific carrier, meaning that it’s well positioned to benefit from the evolution of the wireless industry. Asurion’s scale acts as a significant barrier to entry, allowing the issuer to provide more valuable services to its carriers’ customers at a lower cost than its competitors. We increased our conviction after visiting the company this year and augmented our position when it completed a meaningful recapitalization transaction in July. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our relative outperformance in the energy sector was the result of not having exposure to several lower-quality companies—mostly in the services subsector—that came under pressure as oil prices tumbled late in the period to around $50 per barrel. Our energy holdings are mostly concentrated in midstream companies, and we have a lower allocation to energy services relative to the benchmark.

Intelsat, a leading satellite company, was another top contributor for the period. This issuer has benefited from the industry’s high barriers to entry and long-term customer contracts. The diversification of its satellite fleet, customer type, and geography has also been supportive. A significant part of the company’s turnaround in 2018 has been its ownership of a large segment of C-band spectrum, which is a crucial component in the deployment of 5G wireless technology. Monetizing its C-band spectrum capabilities is expected to be highly profitable for Intelsat and should drive meaningful deleveraging over time.

In the broadcasting segment, iHeartMedia was a notable detractor. The company filed for bankruptcy in the first quarter of 2018, so its bonds don’t pay a coupon. Therefore, any movement in the underlying price is directly reflected in performance. Although it’s never been central to our strategy, our investment team will occasionally maintain positions in or opportunistically add to companies that are in default or where we know a default is imminent based on our view of the ultimate recovery value. We added to the iHeartMedia term loans in advance of and after the bankruptcy filing. The company’s loans traded lower during the period due to market weakness. Additionally, investors were disappointed that the company’s bankruptcy confirmation hearing—a necessary step toward emerging from bankruptcy—was postponed from early December 2018 to mid-January 2019. Although volatility has occurred in our positions, our analysis indicates a higher recovery value.

The combination of our underweight allocation and security selection in the retail sector weighed on relative performance. Specifically, several low-dollar-price loans that we did not own rallied during the period. These credits were issued by retailers such as PetSmart, Ascena Retail Group, and J. Crew. We believe these companies will continue to face significant headwinds that could eventually lead to default. Accordingly, we are not adjusting our retail sector positioning.

How is the fund positioned?

The portfolio is focused on bank loans and, to a lesser extent, corporate bonds in the higher-quality tiers of the below investment-grade universe; we primarily invest in B and BB rated loans. We reduced the portfolio’s BB exposure over the last six months. This was the result of our changing opportunity set, and it did not represent a deliberate positioning shift. We also pared our CCC rated loan exposure, which we thought was prudent heading into what could be a more challenging performance environment.

We also adjusted the fund’s exposure to several industries. Our conservative outlook for oil prices prompted us to reduce our energy sector holdings. Additionally, a few loans that performed well over the past few years rolled out of the fund as they matured or were called away, and we have not been able to find suitable replacement loans within the energy sector.

In the other telecommunications, or wirelines segment, we reduced our overall allocation to data centers while focusing our investments on the most differentiated companies. Cologix, a provider of interconnection and colocation services through 26 data centers in eight North American markets, is a name we continue to like in this space. In our view, the company is less vulnerable to competition from cloud computing platforms, such as Amazon Web Services, than other players in the market.

We increased our health care exposure, partly by adding to our investment in Bausch Health. The company recently received a patent extension on one of its drugs that should bolster free cash flow for several years. Its unsecured bonds were upgraded to a B rating during the period. Finally, Bausch Health’s consistent debt repayment and its stabilizing profitability prompted us to increase our holdings.

What is portfolio management’s outlook?

We remain constructive, yet we are being selective in the bank loan market. We are expecting steady U.S. economic growth in 2019—although without the added benefit from corporate tax reform—and we have a low default outlook for loans due to the solid corporate fundamentals for bank loan issuers. These conditions create a positive backdrop for the asset class. An upside to the recent market weakness is that dollar-price valuations have become more attractive, and a greater percentage of the loan market is trading at a discount compared with six months ago. We remain highly selective on our participation in new issues.

Bank loans have historically outperformed other fixed income asset classes during periods of rising Treasury rates and monetary policy tightening. An important consideration for next year and beyond is that the market is adjusting to a new Federal Reserve narrative and has reduced its expectations for further rate hikes. While we still expect the federal funds rate to increase in 2019, we believe the Fed is approaching its neutral rate target. Therefore, loans will not benefit from rate hikes in 2019 to the extent that they did this year.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FLOATING RATE LOAN FUNDS

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/18
Asurion	4.2%
Kronos	2.2
Intelsat	1.6
Altice USA	1.4
Sedgwick	1.3
Bausch Health	1.2
UFC	1.2
Uber Technologies	1.1
SS&C Technologies	1.1
Press Ganey	1.1
First Data	1.1
MultiPlan	1.0
CCC Information Services	1.0
Solera	1.0
Eagle Claw	0.9
CenturyLink	0.9
Vistra Energy	0.9
Cologix	0.9
StandardAero Aviation	0.9
Formula One	0.8
Refinitiv	0.8
Prime Security Services	0.8
Superior Vision	0.8
Ancestry.com	0.7
Vail Holdco Corp	0.7
Total	29.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 5.6%		
Aerospace & Defense 0.2%		
StandardAero Aviation Holdings, 10.00%, 7/15/23 (1)	4,515	4,854
		4,854
Automotive 0.4%		
Daimler Finance North America, FRN, 3M USD LIBOR + 0.63%, 3.038%, 1/6/20 (1)	1,700	1,705
Lincoln Finance, 7.375%, 4/15/21 (1)	3,450	3,546
Tesla, 5.30%, 8/15/25 (1)	4,055	3,502
		8,753
Banking 0.2%		
Bank of America, FRN, 3M USD LIBOR + 1.16%, 3.629%, 1/20/23	850	853
Citigroup, FRN, 3M USD LIBOR + 1.07%, 3.397%, 12/8/21	800	807
Citigroup, FRN, 3M USD LIBOR + 1.38%, 3.766%, 3/30/21	1,550	1,580
Goldman Sachs Group, FRN, 3M USD LIBOR + 1.77%, 4.459%, 2/25/21	1,500	1,540
JPMorgan Chase, FRN, 3M USD LIBOR + 1.00%, 3.436%, 1/15/23	800	798
		5,578
Beverages 0.1%		
Anheuser-Busch InBev Worldwide, FRN, 3M USD LIBOR + 0.74%, 3.165%, 1/12/24	3,000	2,955
		2,955
Broadcasting 0.2%		
iHeartCommunications, 9.00%, 12/15/19 (2)(3)	3,490	2,487
iHeartCommunications, 9.00%, 9/15/22 (2)(3)	635	449

Univision Communications, 5.125%, 2/15/25 (1)	925	842
		3,778

Cable Operators 0.6%

Altice Financing, 7.50%, 5/15/26 (1)	725	681
Charter Communications Operating, FRN, 3M USD LIBOR + 1.65%, 4.191%, 2/1/24	5,100	5,086
CSC Holdings, 6.625%, 10/15/25 (1)	1,280	1,331
CSC Holdings, 10.875%, 10/15/25 (1)	5,159	5,946
Unitymedia, 6.125%, 1/15/25 (1)	2,000	2,040
Virgin Media Secured Finance, 5.25%, 1/15/26 (1)	300	281
		15,365

Chemicals 0.2%

Consolidated Energy Finance, FRN, 3M USD LIBOR + 3.75%, 6.084%, 6/15/22 (1)	3,470	3,466
PQ, 6.75%, 11/15/22 (1)	2,215	2,298
		5,764

Container 0.2%

Reynolds Group Issuer, 5.75%, 10/15/20	170	169
Reynolds Group Issuer, FRN, 3M USD LIBOR + 3.50%, 5.936%, 7/15/21 (1)	5,250	5,290
		5,459

Energy 0.2%

Groupe Ecore Holding SAS, FRN, 3M EURIBOR + 6.25%, 6.25%, 11/15/23 (EUR)(1)	3,140	3,404
Kosmos Energy, 7.875%, 8/1/21 (1)	1,200	1,192
Kosmos Energy, 7.875%, 8/1/21 (1)	1,105	1,098
		5,694

Financial 0.2%		
DAE Funding, 4.00%, 8/1/20 (1)	2,545	2,507
General Motors Financial, FRN, 3M USD LIBOR + 1.55%, 3.986%, 1/14/22	850	851
Morgan Stanley, FRN, 3M USD LIBOR + 0.85%, 3.337%, 1/24/19	1,000	1,000
		4,358
Food Processing 0.2%		
General Mills, FRN, 3M USD LIBOR + 1.01%, 3.459%, 10/17/23	6,100	6,070
		6,070
Food/Tobacco 0.1%		
Kraft Heinz Foods, FRN, 3M USD LIBOR + 0.82%, 3.438%, 8/10/22	1,280	1,266
		1,266
Gaming 0.3%		
Scientific Games International, 10.00%, 12/1/22	4,580	4,752
VICI Properties 1, 8.00%, 10/15/23	3,330	3,617
		8,369
Health Care 0.8%		
Allergan Funding, FRN, 3M USD LIBOR + 1.255%, 3.589%, 3/12/20	725	731
Avantor, 6.00%, 10/1/24 (1)	3,720	3,688
Avantor, 9.00%, 10/1/25 (1)	2,430	2,460
Bausch Health, 6.50%, 3/15/22 (1)	1,665	1,721
Bausch Health, 7.00%, 3/15/24 (1)	5,760	6,019
Becton Dickinson & Company, FRN, 3M USD LIBOR + 1.03%, 3.353%, 6/6/22	2,465	2,468
Polaris Intermediate, 8.50%, 12/1/22 (1)(4)	3,460	3,447
		20,534

Telephones 0.1%		
AT&T, FRN, 3M USD LIBOR + 0.93%, 3.316%, 6/30/20	345	347
Verizon Communications, FRN, 3M USD LIBOR + 1.00%, 3.334%, 3/16/22	900	908
		1,255
Total Corporate Bonds (Cost $140,750)		**139,024**
BANK LOANS 85.7% (5)		
Aerospace & Defense 0.7%		
StandardAero Aviation Holdings, FRN, 3M USD LIBOR + 3.75%, 6.09%, 7/7/22	16,486	16,428
		16,428
Automotive 1.5%		
American Axle & Manufacturing, FRN, 3M USD LIBOR + 2.25%, 4.639%, 4/6/24	2,618	2,503
CH Hold, FRN, 3M USD LIBOR + 3.00%, 5.345%, 2/1/24	5,857	5,816
CH Hold, FRN, 3M USD LIBOR + 7.25%, 9.595%, 2/3/25 (6)	9,270	9,247
KAR Auction Services, FRN, 3M USD LIBOR + 2.50%, 4.938%, 3/9/23	4,600	4,556
Navistar, FRN, 3M USD LIBOR + 3.50%, 5.82%, 11/6/24	5,295	5,253
TI Group Automotive Systems, FRN, 3M USD LIBOR + 2.75%, 4.845%, 6/30/22	1,735	1,692
Truck Hero, FRN, 3M USD LIBOR + 3.75%, 6.065%, 4/22/24	5,127	5,029
Truck Hero, FRN, 3M USD LIBOR + 8.25%, 10.565%, 4/21/25 (6)	4,260	4,217
		38,313
Broadcasting 2.3%		
Clear Channel Communications, FRN, 3M USD LIBOR + 6.75%, 9.052%, 1/30/19 (2)(3)	12,421	8,821
Clear Channel Communications, FRN, 3M USD LIBOR + 7.50%, 9.802%, 7/30/19 (2)(3)	6,595	4,674

Lions Gate Capital Holdings, FRN, 3M USD LIBOR + 2.25%, 4.595%, 3/24/25	8,448	8,329
NEP Group, FRN, 3M USD LIBOR + 3.25%, 5.595%, 10/20/25	9,840	9,762
NEP Group, FRN, 3M USD LIBOR + 7.00%, 9.345%, 10/19/26	5,110	5,008
Nexstar Broadcasting, FRN, 3M USD LIBOR + 2.25%, 4.565%, 1/17/24	4,745	4,687
Townsquare Media, FRN, 3M USD LIBOR + 3.00%, 5.345%, 4/1/22	7,529	7,435
Univision Communications, FRN, 3M USD LIBOR + 2.75%, 5.095%, 3/15/24	9,500	8,840
		57,556
Building Products 1.1%		
Beacon Roofing Supply, FRN, 3M USD LIBOR + 2.25%, 4.568%, 1/2/25	5,026	4,882
CHI Doors Holdings, FRN, 3M USD LIBOR + 3.25%, 5.595%, 7/29/22	8,970	8,892
GYP Holdings III, FRN, 3M USD LIBOR + 2.75%, 5.095%, 6/1/25	2,358	2,272
Quikrete Holdings, FRN, 3M USD LIBOR + 2.75%, 5.095%, 11/15/23	4,695	4,593
SIWF Holdings, FRN, 3M USD LIBOR + 4.25%, 6.553%, 6/15/25	3,803	3,741
SRS Distribution, FRN, 3M USD LIBOR + 3.25%, 5.595%, 5/23/25	3,908	3,757
		28,137
Cable Operators 3.7%		
Altice Financing, FRN, 3M USD LIBOR + 2.75%, 5.053%, 7/15/25	8,497	8,234
Altice France, FRN, 3M USD LIBOR + 2.75%, 5.095%, 7/31/25	5,467	5,132
Altice France, FRN, 3M USD LIBOR + 4.00%, 6.307%, 8/14/26	3,950	3,758
Charter Communications Operating, FRN, 3M USD LIBOR + 2.00%, 4.35%, 4/30/25	9,285	9,179
CSC Holdings, FRN, 3M USD LIBOR + 2.25%, 4.557%, 7/17/25	14,230	13,988
CSC Holdings, FRN, 3M USD LIBOR + 2.25%, 4.699%, 1/15/26	10,535	10,338

CSC Holdings, FRN, 3M USD LIBOR + 2.50%, 4.807%, 1/25/26	3,642	3,584
Midcontinent Communications, FRN, 3M USD LIBOR + 2.00%, 4.303%, 12/31/23	741	737
Radiate Holdco, FRN, 3M USD LIBOR + 3.00%, 5.345%, 2/1/24	10,305	10,102
Telenet Financing, FRN, 3M USD LIBOR + 2.25%, 4.557%, 8/15/26	4,195	4,117
UnityMedia Finance, FRN, 3M USD LIBOR + 2.00%, 4.307%, 6/1/23	5,025	4,971
UnityMedia Finance, FRN, 3M USD LIBOR + 2.25%, 4.557%, 9/30/25	3,335	3,298
Virgin Media Bristol, FRN, 3M USD LIBOR + 2.50%, 4.807%, 1/15/26	10,415	10,275
WideOpenWest Finance, FRN, 3M USD LIBOR + 3.25%, 5.553%, 8/18/23	5,306	5,024
		92,737
Chemicals 4.2%		
ASP Chromaflo Intermediate Holdings, FRN, 3M USD LIBOR + 4.00%, 5.569%, 3/3/23	1,094	1,089
ASP Chromaflo Intermediate Holdings, FRN, 3M USD LIBOR + 3.50%, 5.845%, 11/20/23	6,364	6,332
ASP Chromaflo Intermediate Holdings, FRN, 3M USD LIBOR + 8.00%, 10.345%, 11/18/24	3,745	3,731
Consolidated Energy Finance, FRN, 3M USD LIBOR + 2.50%, 4.818%, 5/7/25 (6)	6,968	6,863
Cyanco Intermediate, FRN, 3M USD LIBOR + 3.50%, 5.849%, 3/16/25	2,530	2,501
Diamond, FRN, 3M USD LIBOR + 3.00%, 5.526%, 9/6/24	6,814	6,610
Encapsys, FRN, 3M USD LIBOR + 3.25%, 5.595%, 11/7/24	8,386	8,316
Encapsys, FRN, 3M USD LIBOR + 7.50%, 9.845%, 11/7/25 (6)	7,850	7,693
Gemini HDPE, FRN, 3M USD LIBOR + 2.50%, 5.027%, 8/7/24	1,869	1,855
HB Fuller, FRN, 3M USD LIBOR + 2.00%, 4.301%, 10/20/24	8,134	8,005
Kraton Polymers, FRN, 3M USD LIBOR + 2.50%, 4.845%, 3/8/25	1,624	1,612
MacDermid, FRN, 3M EURIBOR + 2.50%, 3.25%, 6/7/20 (EUR)	355	401
MacDermid, FRN, 3M USD LIBOR + 2.50%, 4.845%, 6/7/20	6,307	6,299

MacDermid, FRN, 3M USD LIBOR + 2.25%, 4.865%, 11/6/25	3,305	3,301
MacDermid, FRN, 3M USD LIBOR + 3.00%, 5.345%, 6/7/23	4,994	4,992
Messer Industries USA, FRN, 3M USD LIBOR + 2.50%, 5.266%, 10/1/25	4,600	4,528
Minerals Technologies, 4.75%, 5/7/21 (6)	1,625	1,613
Natgasoline, FRN, 3M USD LIBOR + 3.50%, 6.25%, 11/14/25 (6)	2,910	2,903
New Arclin US Holding, FRN, 3M USD LIBOR + 3.50%, 5.886%, 2/14/24	1,521	1,500
PQ, FRN, 3M USD LIBOR + 2.50%, 5.027%, 2/8/25	15,316	15,105
Univar USA, FRN, 3M USD LIBOR + 2.50%, 4.595%, 7/1/24	8,558	8,382
		103,631
Consumer Products 1.9%		
ABG Intermediate Holdings 2, FRN, 3M USD LIBOR + 3.50%, 5.849%, 9/27/24	7,899	7,825
Anastasia Parent, FRN, 3M USD LIBOR + 3.75%, 6.068%, 8/11/25	6,300	6,200
Equinox Holdings, FRN, 3M USD LIBOR + 3.00%, 5.345%, 3/8/24	5,104	5,053
Equinox Holdings, FRN, 3M USD LIBOR + 7.00%, 9.345%, 9/6/24	2,825	2,873
Fitness & Sports Clubs, FRN, 3M USD LIBOR + 3.25%, 5.595%, 4/18/25	4,762	4,712
Life Time Fitness, FRN, 3M USD LIBOR + 2.75%, 5.456%, 6/10/22	8,811	8,664
MND Holdings III, FRN, 3M USD LIBOR + 3.50%, 5.886%, 6/19/24 (6)	3,298	3,290
Prestige Brands, FRN, 3M USD LIBOR + 2.00%, 4.345%, 1/26/24	5,238	5,180
Resideo Funding, FRN, 3M USD LIBOR + 2.00%, 4.49%, 10/24/25 (6)	2,715	2,698
		46,495
Container 1.4%		
Albea Beauty Holdings, FRN, 3M USD LIBOR + 3.00%, 5.634%, 4/22/24	4,696	4,626

Berry Global, FRN, 3M USD LIBOR + 2.00%, 4.318%, 10/1/22	841	831
Berry Global, FRN, 3M USD LIBOR + 2.00%, 4.318%, 1/19/24	1,743	1,723
BWAY Holding, FRN, 3M USD LIBOR + 3.25%, 5.658%, 4/3/24	16,680	16,197
Charter NEX US, FRN, 3M USD LIBOR + 3.25%, 5.076%, 9/28/23	3,847	3,768
Consolidated Container, FRN, 3M USD LIBOR + 3.00%, 5.095%, 5/22/24	639	631
Reynolds Group Holdings, FRN, 3M USD LIBOR + 3.00%, 5.095%, 2/5/23	7,053	6,959
		34,735
Energy 2.8%		
BCP Raptor, FRN, 3M USD LIBOR + 4.25%, 6.641%, 6/24/24	16,359	15,762
BCP Raptor, FRN, 3M USD LIBOR + 4.75%, 7.143%, 11/3/25	7,700	7,488
Brazos Delaware II, FRN, 3M USD LIBOR + 4.00%, 6.303%, 5/21/25	5,391	5,238
Bronco Midstream Funding, FRN, 3M USD LIBOR + 3.50%, 5.82%, 8/14/23	694	686
California Resources, FRN, 3M USD LIBOR + 4.75%, 7.065%, 12/31/22	7,590	7,634
California Resources, FRN, 3M USD LIBOR + 10.375%, 12.724%, 12/31/21	3,450	3,671
EMG Utica, FRN, 3M USD LIBOR + 3.75%, 6.251%, 3/27/20	1,311	1,305
Energy Transfer Equity, FRN, 3M USD LIBOR + 2.00%, 4.345%, 2/2/24	3,547	3,527
Felix Energy, FRN, 3M USD LIBOR + 6.50%, 8.841%, 8/9/22 Acquisition Date: 8/9/17, Cost $1,891(6)(7)	1,910	1,891
Lucid Energy Group II, FRN, 3M USD LIBOR + 3.00%, 5.306%, 2/17/25	14,726	14,008
MEG Energy, FRN, 3M USD LIBOR + 3.50%, 5.85%, 12/31/23	3,434	3,409
Navitas Midstream Midland Basin, FRN, 3M USD LIBOR + 4.50%, 6.806%, 12/13/24	4,901	4,858
		69,477

Entertainment & Leisure 2.7%		
Creative Artists Agency, FRN, 3M USD LIBOR + 3.00%, 5.303%, 2/15/24	929	921
Formula One Management, FRN, 3M USD LIBOR + 2.50%, 4.845%, 2/1/24	21,888	21,116
Hoya Midco, FRN, 3M USD LIBOR + 3.50%, 5.845%, 6/30/24	4,107	4,035
UFC Holdings, FRN, 3M USD LIBOR + 3.25%, 5.60%, 8/18/23	16,520	16,465
UFC Holdings, FRN, 3M USD LIBOR + 7.50%, 9.845%, 8/18/24	13,803	13,769
William Morris Endeavor Entertainment, FRN, 3M USD LIBOR + 2.75%, 5.28%, 5/18/25	7,683	7,532
WMG Acquisition, FRN, 3M USD LIBOR + 2.125%, 4.47%, 11/1/23	4,426	4,342
		68,180
Financial 6.6%		
Acrisure, FRN, 3M USD LIBOR + 4.25%, 6.595%, 11/22/23	16,318	16,138
Alliant Holdings Intermediate, FRN, 3M USD LIBOR + 3.00%, 5.057%, 5/9/25	14,107	13,839
AmWINS Group, FRN, 3M USD LIBOR + 2.75%, 5.088%, 1/25/24	3,748	3,710
Aretec Group, FRN, 3M USD LIBOR + 4.25%, 6.595%, 10/1/25	6,535	6,494
AssuredPartners, FRN, 3M USD LIBOR + 3.25%, 5.595%, 10/22/24	13,445	13,185
Clipper Acquisitions, FRN, 3M USD LIBOR + 1.75%, 4.064%, 12/27/24	4,302	4,249
Dakota Holdings, FRN, 3M USD LIBOR + 3.25%, 5.595%, 12/6/24	8,980	8,855
Edelman Financial Center, FRN, 3M USD LIBOR + 3.25%, 5.686%, 7/21/25	8,795	8,713
Edelman Financial Center, FRN, 3M USD LIBOR + 6.75%, 9.186%, 7/20/26 (6)	7,455	7,343
EIG Management, FRN, 3M USD LIBOR + 3.75%, 6.056%, 2/24/25	1,841	1,846
Focus Financial Partners, FRN, 3M USD LIBOR + 2.50%, 4.845%, 7/3/24 (6)	1,667	1,646

Freedom Mortgage, FRN, 3M USD LIBOR + 4.75%, 7.095%, 2/23/22	1,095	1,086
Genworth Holdings, FRN, 3M USD LIBOR + 4.50%, 6.831%, 3/7/23	3,612	3,666
HarbourVest Partners, FRN, 3M USD LIBOR + 2.25%, 4.557%, 3/3/25	3,760	3,727
HUB International, FRN, 3M USD LIBOR + 3.00%, 5.49%, 4/25/25	16,494	16,184
ISTAR, FRN, 3M USD LIBOR + 2.75%, 5.059%, 6/28/23 (6)	3,591	3,559
NFP, FRN, 3M USD LIBOR + 3.00%, 5.345%, 1/8/24	4,284	4,187
Russell Investments US Institutional, FRN, 3M USD LIBOR + 3.25%, 5.595%, 6/1/23	4,858	4,793
Sedgwick Claims Management Services, FRN, 3M USD LIBOR + 2.75%, 5.095%, 3/1/21	12,092	11,956
Sedgwick Claims Management Services, FRN, 3M USD LIBOR + 3.25%, 5.686%, 11/5/25	13,765	13,610
Sedgwick Claims Management Services, FRN, 3M USD LIBOR + 5.75%, 8.095%, 2/28/22	6,318	6,310
USI, FRN, 3M USD LIBOR + 3.00%, 5.386%, 5/16/24	4,633	4,512
VFH Parent, FRN, 3M USD LIBOR + 2.75%, 5.089%, 12/30/21 (6)	1,100	1,096
Virtus Investment Partners, FRN, 3M USD LIBOR + 2.50%, 4.908%, 6/3/24	3,937	3,932
		164,636
Food/Tobacco 2.0%		
Atkins Nutritionals Holdings, FRN, 3M USD LIBOR + 4.00%, 5.00%, 1/30/19	8,433	8,370
Chobani, FRN, 3M USD LIBOR + 3.50%, 5.845%, 10/10/23	5,001	4,698
Hostess Brands, FRN, 3M USD LIBOR + 2.25%, 4.703%, 8/3/22	6,262	6,096
Nomad Foods, FRN, 3M USD LIBOR + 2.25%, 4.557%, 5/15/24	5,092	4,987
Post Holdings, FRN, 3M USD LIBOR + 2.00%, 4.32%, 5/24/24	7,268	7,221
Shearer's Foods, FRN, 3M USD LIBOR + 3.50%, 6.595%, 6/30/21	435	425
Shearer's Foods, FRN, 3M USD LIBOR + 6.75%, 9.095%, 6/30/22 (6)	1,905	1,805

Sigma US, FRN, 3M USD LIBOR + 3.00%, 5.398%, 7/2/25	8,958	8,793
Sunshine Investments, FRN, 3M USD LIBOR + 3.25%, 5.866%, 3/28/25	6,625	6,517
		48,912
Forest Products 0.2%		
Caraustar Industries, FRN, 3M USD LIBOR + 5.50%, 7.886%, 3/14/22	4,625	4,613
		4,613
Gaming 2.4%		
Boyd Gaming, FRN, 3M USD LIBOR + 2.50%, 4.485%, 9/15/23	3,449	3,383
Caesars Resort Collection, FRN, 3M USD LIBOR + 2.75%, 5.095%, 12/23/24	12,800	12,562
CCM Merger, FRN, 3M USD LIBOR + 2.25%, 4.595%, 8/6/21	982	977
CityCenter Holdings, FRN, 3M USD LIBOR + 2.25%, 4.595%, 4/18/24	7,522	7,381
Eldorado Resorts, FRN, 3M USD LIBOR + 2.25%, 4.75%, 4/17/24	5,422	5,358
Scientific Games International, FRN, 3M USD LIBOR + 2.75%, 5.216%, 8/14/24	6,447	6,269
Stars Group Holdings, FRN, 3M USD LIBOR + 3.50%, 5.886%, 7/10/25	5,332	5,307
Station Casinos, FRN, 3M USD LIBOR + 2.50%, 4.85%, 6/8/23	7,502	7,379
VICI Properties 1, FRN, 3M USD LIBOR + 1.75%, 4.306%, 12/20/24	10,389	10,209
		58,825
Health Care 11.2%		
Agiliti Health, FRN, 3M USD LIBOR + 3.00%, 5.616%, 10/18/25 (6)	2,410	2,398
Albany Molecular Research, FRN, 3M USD LIBOR + 3.25%, 5.595%, 8/30/24	4,306	4,252
Albany Molecular Research, FRN, 3M USD LIBOR + 7.00%, 9.345%, 8/30/25	3,405	3,409

Amneal Pharmaceuticals, FRN, 3M USD LIBOR + 3.50%, 5.875%, 5/4/25	5,959	5,935
ATI Holdings Acquisition, FRN, 3M USD LIBOR + 4.50%, 5.648%, 10/1/25	6,585	6,543
Auris Luxembourg III, FRN, 3M USD LIBOR + 3.75%, 6.395%, 7/24/25	6,735	6,706
Avantor, FRN, 3M USD LIBOR + 4.00%, 5.901%, 7/7/24	11,272	11,253
Aveanna Healthcare, FRN, 3M USD LIBOR + 4.25%, 6.595%, 3/18/24 (6)	2,389	2,311
Catalent Pharma Solutions, FRN, 3M USD LIBOR + 2.25%, 4.595%, 5/20/24	5,397	5,355
Change Healthcare Holdings, FRN, 3M USD LIBOR + 2.75%, 5.095%, 3/1/24	17,625	17,398
CHG Healthcare Services, FRN, 3M USD LIBOR + 3.00%, 5.461%, 6/7/23	3,135	3,123
Concentra, FRN, 3M USD LIBOR + 2.50%, 5.07%, 6/1/22	7,300	7,213
Elsan, FRN, 3M EURIBOR + 3.75%, 3.75%, 10/31/22 (EUR)	275	312
Endo International, FRN, 3M USD LIBOR + 4.25%, 6.625%, 4/29/24	3,504	3,484
Exactech, FRN, 3M USD LIBOR + 3.75%, 6.095%, 2/14/25 (6)	1,796	1,787
ExamWorks Group, FRN, 3M USD LIBOR + 3.25%, 5.595%, 7/27/23	4,579	4,567
Explorer Holdings, FRN, 3M USD LIBOR + 3.75%, 6.136%, 5/2/23	3,644	3,625
Gentiva Health Services, FRN, 3M USD LIBOR + 3.75%, 6.125%, 7/2/25	4,715	4,703
HCA, FRN, 3M USD LIBOR + 2.00%, 4.345%, 3/13/25	7,219	7,192
IQUIA, FRN, 3M USD LIBOR + 2.00%, 4.386%, 3/7/24	357	353
Jaguar Holding II, FRN, 3M USD LIBOR + 2.50%, 4.845%, 8/18/22	11,474	11,279
Kinetic Concepts, FRN, 3M USD LIBOR + 3.25%, 5.636%, 2/2/24	5,075	5,050
MedPlast Holdings, FRN, 3M USD LIBOR + 3.75%, 6.148%, 7/2/25	3,535	3,526
Midwest Physician Administrative Services, FRN, 3M USD LIBOR + 2.75%, 5.095%, 8/15/24	1,507	1,473

MPH Acquisition Holdings, FRN, 3M USD LIBOR + 3.00%, 5.136%, 6/7/23	22,919	22,466
NVA Holdings, FRN, 3M USD LIBOR + 2.75%, 5.095%, 2/2/25	12,090	11,778
Onex Schumacher Finance, FRN, 3M USD LIBOR + 4.00%, 6.345%, 7/29/22	1,787	1,769
Ortho-clinical Diagnostics, FRN, 3M USD LIBOR + 3.25%, 5.576%, 6/30/25	2,054	2,001
PAREXEL International, FRN, 3M USD LIBOR + 3.00%, 5.095%, 9/27/24	6,067	5,885
PharMerica, FRN, 3M USD LIBOR + 3.50%, 5.807%, 12/6/24	9,418	9,350
PharMerica, FRN, 3M USD LIBOR + 7.75%, 10.057%, 12/5/25 (6)	6,365	6,286
Press Ganey Holdings, FRN, 3M USD LIBOR + 2.75%, 5.095%, 10/23/23	23,024	22,750
Press Ganey Holdings, FRN, 3M USD LIBOR + 6.50%, 8.845%, 10/21/24 (6)	3,627	3,627
RegionalCare Hospital Partners Holdings, FRN, 3M USD LIBOR + 4.50%, 7.145%, 11/16/25	10,055	9,876
Sebia, FRN, 3M USD LIBOR + 3.50%, 5.886%, 12/13/24	1,030	1,020
Surgery Center Holdings, FRN, 3M USD LIBOR + 3.25%, 5.60%, 9/2/24	5,690	5,589
US Anesthesia Partners, FRN, 3M USD LIBOR + 3.00%, 5.345%, 6/23/24	6,152	6,091
Valeant Pharmaceuticals International, FRN, 3M USD LIBOR + 3.00%, 5.314%, 6/2/25	14,826	14,661
Valeant Pharmaceuticals International, FRN, 3M USD LIBOR + 2.75%, 5.456%, 6/1/25	8,340	8,215
Wink Holdco, FRN, 3M USD LIBOR + 3.00%, 5.345%, 12/2/24	9,704	9,531
Wink Holdco, FRN, 3M USD LIBOR + 6.75%, 9.10%, 12/1/25 (6)	9,730	9,463
WW Medical & Healthcare Holdings, FRN, 3M USD LIBOR + 3.75%, 6.095%, 11/2/24	3,487	3,468
WW Medical & Healthcare Holdings, FRN, 3M USD LIBOR + 8.00%, 10.345%, 1/23/26	2,455	2,466
		279,539

Information Technology 10.1%

Altran Technologies, FRN, 3M EURIBOR + 2.75%, 2.75%, 3/20/25 (EUR)	1,009	1,140
Altran Technologies, FRN, 3M USD LIBOR + 2.75%, 4.588%, 3/20/25	4,836	4,811
Ancestry.com Operations, FRN, 3M USD LIBOR + 3.25%, 5.60%, 10/19/23	17,966	17,742
Applied Systems, FRN, 3M USD LIBOR + 3.25%, 5.386%, 9/19/24	9,245	9,130
Applied Systems, FRN, 3M USD LIBOR + 7.00%, 9.386%, 9/19/25	4,890	4,902
AutoData, FRN, 3M USD LIBOR + 3.25%, 5.595%, 12/13/24 (6)	4,861	4,763
AutoData, FRN, 3M USD LIBOR + 7.25%, 9.595%, 12/12/25	2,435	2,429
Boxer Parent, FRN, 3M USD LIBOR + 4.25%, 6.648%, 10/2/25	6,230	6,144
Canyon Valor, FRN, 3M EURIBOR + 3.00%, 3.00%, 6/16/23 (EUR)	723	817
Canyon Valor, FRN, 3M USD LIBOR + 2.75%, 5.136%, 6/16/23	16,736	16,517
CCC Information Services, FRN, 3M USD LIBOR + 3.00%, 5.35%, 4/29/24	13,583	13,400
Cypress Intermediate Holdings III, FRN, 3M USD LIBOR + 6.75%, 9.095%, 4/28/25	12,630	12,609
EIG Investors, FRN, 3M USD LIBOR + 3.75%, 6.434%, 2/9/23	5,835	5,798
Go Daddy Operating, FRN, 3M USD LIBOR + 2.25%, 4.595%, 2/15/24	12,495	12,350
Hyland Software, FRN, 3M USD LIBOR + 3.50%, 5.845%, 7/1/24	9,307	9,229
Hyland Software, FRN, 3M USD LIBOR + 7.00%, 9.345%, 7/7/25	4,425	4,403
Match Group, FRN, 3M USD LIBOR + 2.50%, 4.806%, 11/16/22	3,656	3,651
MH Sub I, FRN, 3M USD LIBOR + 3.75%, 6.056%, 9/13/24	5,812	5,750
MH Sub I, FRN, 3M USD LIBOR + 7.50%, 9.806%, 9/15/25	2,470	2,464
Microchip Technology, FRN, 3M USD LIBOR + 2.00%, 4.35%, 5/29/25	8,722	8,621
Refinitiv US Holdings, FRN, 3M USD LIBOR + 3.75%, 6.095%, 10/1/25	19,220	18,702

RP Crown Parent, FRN, 3M USD LIBOR + 2.75%, 5.095%, 10/12/23	3,590	3,521
Seattle SpinCo, FRN, 3M USD LIBOR + 2.75%, 4.845%, 6/21/24	6,010	5,874
SolarWinds Holdings, FRN, 3M USD LIBOR + 3.00%, 5.095%, 2/5/24	5,079	5,041
Solera, FRN, 3M USD LIBOR + 3.25%, 4.826%, 3/3/23	16,148	15,914
SS&C Technologies, FRN, 3M USD LIBOR + 2.25%, 4.595%, 4/16/25	4,120	4,008
SS&C Technologies, FRN, 3M USD LIBOR + 2.50%, 4.595%, 4/16/25	24,718	24,105
Uber Technologies, FRN, 3M USD LIBOR + 3.50%, 5.807%, 7/13/23	19,329	19,021
Uber Technologies, FRN, 3M USD LIBOR + 4.00%, 6.315%, 4/4/25	9,746	9,624
		252,480
Lodging 0.7%		
Four Seasons Hotels, FRN, 3M USD LIBOR + 2.00%, 4.345%, 11/30/23	6,919	6,834
Marriott Ownership Resorts, FRN, 3M USD LIBOR + 2.25%, 4.595%, 8/29/25	2,980	2,967
Playa Resorts Holding, FRN, 3M USD LIBOR + 2.75%, 5.09%, 4/29/24	7,792	7,518
		17,319
Manufacturing 3.0%		
Altra Industrial Motion, FRN, 3M USD LIBOR + 2.00%, 4.345%, 10/1/25	3,620	3,575
Apex Tool Group, FRN, 3M USD LIBOR + 3.75%, 6.095%, 2/1/22	8,994	8,715
Columbus McKinnon, FRN, 3M USD LIBOR + 2.50%, 4.886%, 1/31/24 (6)	3,428	3,411
Filtration Group, FRN, 3M USD LIBOR + 3.00%, 5.345%, 3/29/25	12,755	12,647
Gardner Denver, FRN, 3M USD LIBOR + 2.75%, 5.095%, 7/30/24	5,854	5,816

Gates Global, FRN, 3M USD LIBOR + 3.00%, 5.095%, 4/1/24	2,320	2,279
LTI Holdings, FRN, 3M USD LIBOR + 3.50%, 5.845%, 9/6/25	5,035	4,953
LTI Holdings, FRN, 3M USD LIBOR + 6.75%, 9.095%, 9/6/26	680	668
Milacron, FRN, 3M USD LIBOR + 2.75%, 4.845%, 9/28/23 (6)	5,487	5,384
Robertshaw US Holding, FRN, 3M USD LIBOR + 3.50%, 5.875%, 2/28/25 (6)	935	903
SRAM, FRN, 3M USD LIBOR + 2.75%, 5.21%, 3/15/24	7,859	7,820
Thermon Industries, FRN, 3M USD LIBOR + 3.75%, 6.049%, 10/30/24	2,668	2,658
Titan Acquisition, FRN, 3M USD LIBOR + 3.00%, 5.345%, 3/28/25	6,369	5,970
Welbilt, FRN, 3M USD LIBOR + 2.50%, 4.845%, 10/23/25	10,277	10,123
		74,922
Metals & Mining 1.5%		
Aleris International, FRN, 3M USD LIBOR + 4.75%, 7.245%, 2/27/23	10,168	10,222
Big River Steel, FRN, 3M USD LIBOR + 5.00%, 7.386%, 8/23/23	6,050	6,019
Global Brass & Copper, FRN, 3M USD LIBOR + 2.50%, 4.875%, 5/29/25 (6)	1,495	1,487
Gopher Resource, FRN, 3M USD LIBOR + 3.25%, 5.595%, 3/6/25	1,428	1,421
Phoenix Services International, FRN, 3M USD LIBOR + 3.75%, 6.065%, 3/1/25	7,641	7,574
Zekelman Industries, FRN, 3M USD LIBOR + 2.25%, 4.623%, 6/14/21	12,146	12,024
		38,747
Other Telecommunications 3.0%		
CenturyLink, FRN, 3M USD LIBOR + 2.75%, 5.095%, 1/31/25	7,563	7,341
Cologix, FRN, 3M USD LIBOR + 3.00%, 5.345%, 3/20/24	14,943	14,645
Cologix, FRN, 3M USD LIBOR + 7.00%, 9.345%, 3/20/25	6,875	6,841
Crown Subsea Communications Holding, FRN, 3M USD LIBOR + 6.00%, 8.307%, 11/2/25	2,400	2,385

Cyxtera DC Holdings, FRN, 3M USD LIBOR + 3.00%, 5.32%, 5/1/24	4,897	4,805
Cyxtera DC Holdings, FRN, 3M USD LIBOR + 7.25%, 9.57%, 5/1/25	3,720	3,562
GTT Communications, FRN, 3M USD LIBOR + 2.75%, 5.09%, 5/31/25	10,287	9,954
Level 3 Parent, FRN, 3M USD LIBOR + 2.25%, 4.556%, 2/22/24	15,820	15,612
Zayo Group, FRN, 3M USD LIBOR + 2.25%, 4.595%, 1/19/24	9,638	9,541
		74,686
Publishing 0.6%		
Harland Clarke Holdings, FRN, 3M USD LIBOR + 4.75%, 7.136%, 11/3/23	4,938	4,536
Trader, FRN, 3M USD LIBOR + 3.25%, 4.25%, 11/20/23	9,748	9,699
		14,235
Real Estate Investment Trust Securities 0.4%		
Capital Automotive, FRN, 3M USD LIBOR + 6.00%, 8.345%, 3/24/25	5,167	5,173
GGP Nimbus, FRN, 3M USD LIBOR + 2.50%, 4.849%, 8/27/25	5,630	5,445
		10,618
Restaurants 1.4%		
1011778 BC ULC, FRN, 3M USD LIBOR + 2.25%, 4.595%, 2/16/24	6,244	6,114
California Pizza Kitchen, FRN, 3M USD LIBOR + 6.00%, 8.39%, 8/23/22	1,764	1,720
Golden Nugget, FRN, 3M USD LIBOR + 2.75%, 5.231%, 10/4/23	7,588	7,461
IRB Holding, FRN, 3M USD LIBOR + 3.25%, 5.568%, 2/5/25	4,123	4,076
K-MAC Holdings, FRN, 3M USD LIBOR + 3.25%, 5.556%, 3/14/25	4,826	4,737
K-MAC Holdings, FRN, 3M USD LIBOR + 6.75%, 9.056%, 3/16/26	2,400	2,385
KFC Holding, FRN, 3M USD LIBOR + 1.75%, 4.053%, 4/3/25	3,195	3,164

Restaurant Technologies, FRN, 3M USD LIBOR + 3.25%, 5.646%, 10/1/25	1,370	1,365
Tacala Investment, FRN, 3M USD LIBOR + 3.25%, 5.595%, 1/31/25	2,846	2,797
Tacala Investment, FRN, 3M USD LIBOR + 7.00%, 9.345%, 1/30/26	1,650	1,647
		35,466

Retail 1.4%

Academy, FRN, 3M USD LIBOR + 4.00%, 6.304%, 7/1/22	6,043	4,397
Bass Pro Group, FRN, 3M USD LIBOR + 5.00%, 7.345%, 9/25/24	8,691	8,577
BJ's Wholesale Club, FRN, 3M USD LIBOR + 3.00%, 5.318%, 2/3/24	6,788	6,743
Blue Nile, FRN, 3M USD LIBOR + 6.50%, 8.845%, 2/17/23 (6)	2,880	2,851
Jo-Ann Stores, FRN, 3M USD LIBOR + 5.00%, 7.477%, 10/20/23	6,680	6,555
Jo-Ann Stores, FRN, 3M USD LIBOR + 9.25%, 11.727%, 5/21/24	4,790	4,715
		33,838

Satellites 2.1%

Intelsat Jackson Holdings, 6.625%, 1/2/24	16,765	16,790
Intelsat Jackson Holdings, FRN, 3M USD LIBOR + 3.75%, 6.072%, 11/27/23	11,577	11,494
Intelsat Jackson Holdings, FRN, 3M USD LIBOR + 4.50%, 6.822%, 1/2/24	3,255	3,312
Maxar Technologies, FRN, 3M USD LIBOR + 2.75%, 5.148%, 10/4/24	2,798	2,655
Space Exploration Technologies, FRN, 3M USD LIBOR + 4.25%, 6.759%, 11/20/25 (6)	6,255	6,208
Telesat, FRN, 3M USD LIBOR + 2.50%, 4.89%, 11/17/23	11,294	11,035
		51,494

Services 8.7%

AlixPartners, FRN, 3M USD LIBOR + 2.75%, 5.095%, 4/4/24	5,097	5,040
Allied Universal Holdco, FRN, 3M USD LIBOR + 3.75%, 6.136%, 7/28/22	9,471	9,252
Allied Universal Holdco, FRN, 3M USD LIBOR + 4.25%, 6.641%, 7/28/22	2,255	2,214
Ascend Learning, FRN, 3M USD LIBOR + 3.25%, 5.345%, 7/12/24	12,771	12,601
Brand Industrial Services, FRN, 3M USD LIBOR + 4.25%, 6.732%, 6/21/24	6,876	6,754
Brightview Landscapes, FRN, 3M USD LIBOR + 2.50%, 4.841%, 8/15/25	5,551	5,516
First Data, FRN, 3M USD LIBOR + 2.25%, 4.315%, 7/8/22	4,934	4,860
First Data, FRN, 3M USD LIBOR + 2.25%, 4.315%, 4/26/24	21,937	21,512
Global Business Travel Holdings, FRN, 3M USD LIBOR + 2.50%, 5.115%, 8/13/25	2,785	2,782
Institutional Shareholder Services, FRN, 3M USD LIBOR + 3.75%, 6.136%, 10/16/24	3,470	3,426
Jd Power & Associates, FRN, 3M USD LIBOR + 3.75%, 6.095%, 9/7/23	6,123	6,107
Kronos, FRN, 3M USD LIBOR + 3.00%, 5.541%, 11/1/23	27,043	26,614
Kronos, FRN, 3M USD LIBOR + 8.25%, 10.791%, 11/1/24	27,064	27,157
Laureate Education, FRN, 3M USD LIBOR + 3.50%, 6.027%, 4/26/24	8,946	8,913
Prime Securities Services, FRN, 3M USD LIBOR + 2.75%, 5.095%, 5/2/22	12,031	11,885
Renaissance Holding, FRN, 3M USD LIBOR + 3.25%, 5.595%, 5/30/25	8,279	8,150
Renaissance Holding, FRN, 3M USD LIBOR + 7.00%, 9.345%, 5/29/26	4,990	4,840
Sabre GLBL, FRN, 3M USD LIBOR + 2.00%, 4.345%, 2/22/24	2,933	2,884
SCS Holdings, FRN, 3M USD LIBOR + 4.25%, 6.595%, 10/30/22	2,514	2,517
Trans Union, FRN, 3M USD LIBOR + 2.00%, 4.345%, 6/19/25	8,683	8,600
Travelport, FRN, 3M USD LIBOR + 2.50%, 5.116%, 3/17/25	6,054	5,931
USIC Holdings, FRN, 3M USD LIBOR + 3.25%, 5.595%, 12/8/23	3,306	3,244

Vantiv, FRN, 3M USD LIBOR + 1.75%, 4.057%, 8/9/24	4,920	4,872
Verifone Systems, FRN, 3M USD LIBOR + 4.00%, 6.645%, 8/20/25	6,335	6,274
Weight Watchers International, FRN, 3M USD LIBOR + 4.75%, 7.15%, 11/29/24	12,640	12,648
West, FRN, 3M USD LIBOR + 4.00%, 6.526%, 10/10/24	3,709	3,560
		218,153
Supermarkets 0.4%		
Albertson's, FRN, 3M USD LIBOR + 3.00%, 5.381%, 12/21/22	9,776	9,613
		9,613
Utilities 3.2%		
Al Alpine US Bidco, FRN, 3M USD LIBOR + 3.25%, 5.809%, 10/31/25 (6)	5,930	5,826
Brookfield WEC Holdings, FRN, 3M USD LIBOR + 3.75%, 6.095%, 8/1/25	7,440	7,414
Brookfield WEC Holdings, FRN, 3M USD LIBOR + 6.75%, 9.095%, 8/3/26	3,275	3,296
Calpine, FRN, 3M USD LIBOR + 2.50%, 4.89%, 1/15/23	5,095	5,001
Eastern Power, FRN, 3M USD LIBOR + 3.75%, 6.095%, 10/2/23	9,970	9,876
Exgen Renewables IV, FRN, 3M USD LIBOR + 3.00%, 5.71%, 11/28/24 (6)	8,375	7,956
Granite Acquisition, FRN, 3M USD LIBOR + 3.50%, 5.896%, 12/17/21	6,162	6,127
Granite Acquisition, FRN, 3M USD LIBOR + 7.25%, 9.636%, 12/19/22	872	864
Pike, FRN, 3M USD LIBOR + 3.50%, 5.85%, 3/23/25	4,760	4,746
TerraForm Power Operating, FRN, 3M USD LIBOR + 2.00%, 4.345%, 11/8/22	6,061	6,008
Vistra Operations, FRN, 3M USD LIBOR + 2.00%, 4.314%, 12/31/25	7,092	6,981
Vistra Operations, FRN, 3M USD LIBOR + 2.00%, 4.345%, 8/4/23	11,342	11,172

Vistra Operations, FRN, 3M USD LIBOR + 2.25%, 4.595%, 12/14/23	3,638	3,595
		78,862
Wireless Communications 4.5%		
Asurion, FRN, 3M USD LIBOR + 2.75%, 5.345%, 8/4/22	22,982	22,752
Asurion, FRN, 3M USD LIBOR + 2.75%, 5.345%, 11/3/23	6,249	6,180
Asurion, FRN, 3M USD LIBOR + 3.00%, 5.345%, 11/3/24	6,913	6,835
Asurion, FRN, 3M USD LIBOR + 6.00%, 8.845%, 8/4/25	66,595	67,816
Sprint Communications, FRN, 3M USD LIBOR + 2.50%, 4.875%, 2/2/24	8,606	8,486
		112,069
Total Bank Loans (Cost $2,172,987)		**2,134,716**
ASSET-BACKED SECURITIES 0.0%		
Wireless Communications 0.0%		
InSite Issuer Series 2016-1A, Class C 6.414%, 11/15/46 (1)	555	553
VB-S1 Issuer Series 2016-1A, Class F 6.901%, 6/15/46 (1)	375	387
		940
Total Asset-Backed Securities (Cost $930)		**940**
CONVERTIBLE BONDS 0.1%		
Automotive 0.1%		
Tesla Energy Operations, 1.625%, 11/1/19	2,785	2,624
Total Automotive		2,624
Total Convertible Bonds (Cost $2,547)		**2,624**

CONVERTIBLE PREFERRED STOCKS 0.1%

Energy 0.1%

Targa Resources, Series A, 9.50%, Acquisition Date: 10/30/17 Cost: $3,136 (7)(8)	3	3,016
		3,016
Total Convertible Preferred Stocks (Cost $3,136)		**3,016**

SHORT-TERM INVESTMENTS 8.9%

Money Market Funds 8.9%

T. Rowe Price Government Reserve Fund, 2.26%, (9)(10)	220,530	220,530
Total Money Market Funds		220,530
Total Short-Term Investments (Cost $220,530)		**220,530**

Total Investments in Securities 100.4% of Net Assets (Cost $2,540,880)		**$ 2,500,850**

‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $94,840 and represents 3.8% of net assets.

(2) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(3) Non-income producing

(4) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(5) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(6) Level 3 in fair value hierarchy. See Note 2.

(7) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $4,907 and represents 0.2% of net assets.

(8) Perpetual security with no stated maturity date.

(9) Affiliated Companies

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Floating Rate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has three classes of shares: the Floating Rate Fund (Investor Class), the Floating Rate Fund–Advisor Class (Advisor Class), and the Floating Rate Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2018, totaled $(1,975,000) for the six months ended November 30, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2018, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2018, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency or to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2018, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2018, the notional amount of protection sold by the fund totaled $2,695,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2018, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At November 30, 2018, approximately 90% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $790,799,000 and $696,549,000, respectively, for the six months ended November 30, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2018, the fund had $15,079,000 of available capital loss carryforwards.

At November 30, 2018, the cost of investments for federal income tax purposes was $2,540,870,000. Net unrealized loss aggregated $40,011,000 at period-end, of which $1,973,000 related to appreciated investments and $41,984,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2018, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by Price Associates during the six months ended November 30, 2018 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $164,000 remain subject to repayment by the fund at November 30, 2018. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios to average net assets presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2018, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $91,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2018, the fund was allocated $230,000 of Spectrum Funds’ expenses and $677,000 of Retirement Funds’ expenses. Of these amounts, $378,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2018, approximately 67% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2018, approximately 74% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $800 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the Federal Funds rate. A commitment fee, equal to 0.15% per annum of the average daily undrawn commitment is accrued daily and paid quarterly; legal and administrative fees are recognized as incurred. All fees are allocated to the participating funds based on each fund’s relative net assets and are reflected as a component of interest expense in the accompanying financial statements. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the six months ended November 30, 2018, the fund incurred $161,000 in commitment fees. At November 30, 2018, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $650,000,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Floating Rate Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 18, 2019